UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into Material Definitive Agreement.

As previously disclosed by the Registrant in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2008 (the “September 9, 2008 Form 8-K”), the Registrant received executed amendments to the following Florida Medicaid reform and non-reform agreements (the “Florida Medicaid Agreements”):

(1)	Contract No. FAR001, between the State of Florida, Agency for Health Care Administration (“AHCA”) and HealthEase of Florida, Inc. (“HealthEase”), a wholly-owned subsidiary of the Registrant;
(2)	Contract No. FAR009, between AHCA and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (“Staywell”), a wholly-owned subsidiary of the Registrant;
(3)	Contract No. FA615 between AHCA and Staywell; and
(4)	Contract No. FA619 between AHCA and HealthEase.

On September 10, 2008, the Registrant received additional executed amendments to the following three Florida Medicaid Agreements:  Contract No. FAR001, Contract No. FAR009 and Contract No. FA615.  These additional amendments were executed solely to correct certain technical errors contained in the previous amendments to these agreements.  Other than correcting these errors, no other revisions were made to these agreements.  The terms and conditions of these amendments were previously described in the September 9, 2008 Form 8-K and such descriptions are incorporated herein.  The amendments described in the September 9, 2008 Form 8-K, as well as those received by the Registrant on September 10, 2008, are attached as exhibits hereto and are incorporated herein by reference.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-described amendments.  The above description is qualified in its entirety by reference to the amendments, copies of which are attached as exhibits to this Current Report on Form 8-K.

In the interest of providing interested parties with access to its federal, state and county contracts, the Registrant has elected to file such contracts with the U.S. Securities and Exchange Commission.  The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01                      Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1
Amendment number 9 to Contract No. FAR001, dated June 26, 2006, between the State of Florida, Agency for Health Care Administration and HealthEase Health Plan of Florida, Inc. (Medicaid Reform 2006-2009).

10.2
Amendment number 10 to Contract No. FAR001, dated June 26, 2006, between the State of Florida, Agency for Health Care Administration and HealthEase Health Plan of Florida, Inc. (Medicaid Reform 2006-2009).

10.3
Amendment number 9 to Contract No. FAR009, dated June 26, 2006, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Reform 2006-2009).

10.4
Amendment number 10 to Contract No. FAR009, dated June 26, 2006, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Reform 2006-2009).

10.5
Amendment number 6 to Contract No. FA615, dated September 1, 2006, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Non-Reform Contract 2006-2009).

10.6
Amendment number 7 to Contract No. FA615, dated September 1, 2006, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Non-Reform Contract 2006-2009).

10.7
Amendment number 5 to Contract No. FA619, dated September 1, 2006, between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc. (Medicaid Non-Reform Contract 2006-2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2008	WELLCARE HEALTH PLANS, INC. /s/ Thomas L. Tran
Thomas L. Tran
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1
Amendment number 9 to Contract No. FAR001, dated June 26, 2006, between the State of Florida, Agency for Health Care Administration and HealthEase Health Plan of Florida, Inc. (Medicaid Reform 2006-2009).

10.2
Amendment number 10 to Contract No. FAR001, dated June 26, 2006, between the State of Florida, Agency for Health Care Administration and HealthEase Health Plan of Florida, Inc. (Medicaid Reform 2006-2009).

10.3
Amendment number 9 to Contract No. FAR009, dated June 26, 2006, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Reform 2006-2009).

10.4
Amendment number 10 to Contract No. FAR009, dated June 26, 2006, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Reform 2006-2009).

10.5
Amendment number 6 to Contract No. FA615, dated September 1, 2006, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Non-Reform Contract 2006-2009).

10.6
Amendment number 7 to Contract No. FA615, dated September 1, 2006, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Non-Reform Contract 2006-2009).

10.7
Amendment number 5 to Contract No. FA619, dated September 1, 2006, between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc. (Medicaid Non-Reform Contract 2006-2009).